Hartman Short Term Income Properties XX, Inc.
Quarterly Shareholder Update

August 31, 2021

All lines will remain muted for the duration of the call. ***Please use the chat function to ask questions.***

Forward-Looking Statements

This presentation contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as "may," "will," "expect," "intend," "forecast," "anticipate," "estimate," "believe," "continue" or other similar words.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in the Company's periodic reports on Form 10-K and Form 10-Q.

Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Risk of Investing in Real Estate

- A decrease in demand for industrial, office or retail space may have a material adverse effect on financial condition and results of operations.
- Economic and regulatory changes that impact the real estate market generally may decrease the value of investments and weaken operating results.
- Global and U.S. market, political and economic conditions may adversely affect liquidity and financial conditions and those of tenants.
- Market trends and other conditions outside of the control of the issuer could decrease the value of investments and weaken operating results.
- Issuers are subject to governmental regulations that may affect the renovations to, and use of, their properties.
- Properties that have significant vacancies could be difficult to sell, which could diminish the return on your investment.
- Real estate assets are illiquid, and issuers may not be able to sell their properties when they desire.
- Future terrorist activity or engagement in war by the United States may have an adverse effect on financial conditions and operating results.
- Costs of responding to both known and previously undetected environmental contamination and hazardous conditions may decrease cash flows and limit an issuer's ability to make distributions.
- Properties may be dispersed geographically and across various markets and sectors.
- Issuers may be limited in their ability to diversify investments, making them more vulnerable economically than if their investments were diversified.

Overview

HARTMAN
THE POWER OF PROVEN RESULTS

- ✓ STATE OF THE MARKETS
- ✓ HARTMAN TODAY
- ✓ WINTER STORM UPDATE
- ✓ FINANCIAL RESULTS AND FORECAST
- ✓ DISTRIBUTIONS AND REDEMPTIONS
- ✓ Q&A SESSION

State of the Markets: Office, Retail, & Industrial

HARTMAN
THE POWER OF PROVEN RESULTS

State of the Markets – Hartman Sector Diversification

HARTMAN
THE POWER OF PROVEN RESULTS



Panhandle Plains
Prairies & Lakes
Big Bend
Piney Woods
Hill Country
South Texas Plains

5.1M
Square feet of office

1.2M
Square feet of industrial

1.7M
Square feet of retail

T-12 NOI by Property Type



7.96%
29.89%
62.14%
Office
Retail
Industrial

"Hartman" and the portfolio data relates to the Hartman Companies which includes the Company and affiliates.

Texas Industrial State of the Market

- Overall Market Vacancy Rates down to 6.7%
- Hartman Industrial
  - Light Industrial
  - Business Park
  - Warehouse
- Growth seen in warehouse and business property types in infill and suburban areas

Source: Avison Young Texas Industrial Insight Q2 2021

Texas Retail
State of the Market

- Brick and Mortar retail hit the hardest in 2020 but bouncing back quickly
  - DFW and Houston both in top 5 cities with uptick of new construction
  - 2021 Net Absorption coming close to making up negative net absorption in 2020

- Hartman Retail
  - Infill retail convenience centers
  - Discounter's
  - Healthy mix of service tenants
  - Grocers

Source: Lee & Associates Q2 2021 Market Report pg. 72

Texas Office
State of the Market

- Suburban office is bouncing back faster than CBD properties
  - Cheaper rates
  - Better commute
  - More square footage
  - Flight to suburbs accelerating

- Hartman Office
  - Most portfolio in suburban areas
  - Occupancy Rates is up 1.54% since 12/2020
  - Majority of tenants looking for 2,500 SF or less
  - 50% more leases than 2019 YTD

Source: Avison Young Texas Industrial Insight Q2 2021

"Hartman" refers to the Hartman Companies which includes the Company and affiliates.

Texas
State of the Market

- #1 State for business in USA for 8th consecutive time since 1996
- Texas is affordable for business and employees
- Companies relocated to Texas:
    - HP Enterprises
    - Oracle
    - CBRE
    - Charles Schwab
    - Amazon (Houston Tech Hub)

Source: Hartman Corporate Relocations to Texas on the Rise

HARTMAN
THE POWER OF PROVEN RESULTS

Hartman Today: Positioned For Growth

Continuing Pandemic Response

—HARTMAN—
THE POWER OF PROVEN RESULTS

Tenant Notices

Cleaning Protocols

Weekly Communications

Bipolar Ionization Technology

Adaptable Floor Plan Options

Industry Accolades for Pandemic Response



Best Technology Pivot Winner

Won award for implementing Needlepoint Bipolar Ionization at multiple properties throughout our portfolio

Best COVID Plan Runner Up

Runner up for having best COVID Plan implementation from RedNews Real Estate Awards

To see the full article, click here

Rent Collection



Hartman Portfolio																
	Apr 2020	May 2020	June 2020	July 2020	Aug 2020	Sept 2020	Oct 2020	Nov 2020	Dec 2020	Jan 2021	Feb 2021	Mar 2021	Apr 2021	May 2021	June 2021	July 2021
Cash Receipts as % of Billed Rent	78%	92%	97%	106%	94%	105%	97%	99%	109%	94%	85%	116%	107%	93%	106%	101%

Hartman Portfolio	
	15-Month Running Total
Billed Rent	$139,126,851
Cash Receipts	$137,115,699
Cash Receipts as % of Billed Rent	98.55%

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Occupancy


82.50%
82.00%
81.50%
81.00%
80.50%
80.00%
79.50%
79.00%
EOY 2019
1-2020
2-2020
3-2020
4-2020
5-2020
6-2020
7-2020
8-2020
9-2020
10-2020
11-2020
12-2020
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
Total Portfolio Occupancy

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher

Total Square Footage Leased



165,000
155,000
145,000
135,000
125,000
115,000
105,000
95,000
85,000
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
Total Square Footage Leased

Total Leases Signed



100
95
90
85
80
75
70
65
60
55
50
45
40
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
Total Leases Signed

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Activity Increasing


Space Planning Activity
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
10-2020
11-2020
12-2020
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
Space Planning Activity


Property Tours
480
455
430
405
380
355
330
305
280
255
230
205
180
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2022
Property Tours

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Marketing Momentum


Total Leasing Leads
700
650
600
550
500
450
400
350
300
250
200
2019 Avg
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
Total Leasing Leads

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

2021 Winter Storm Update

“Hartman” and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Financial Results & Forecast

Financial Results

(in thousands)

	Q2 2021	Q2 2020	YTD 2021	YTD 2020
Revenue	$22,905	$22,049	$47,030	$45,788
Expense	$15,319	$10,527	$37,731	$21,782
NOI	$7,586	$11,522	$9,299	$23,406
Interest Expense	$2,129	$2,664	$4,163	$5,682
FFO	$5,457	$8,858	$5,136	$17,724
Distributions	$3,405	$4,730	$6,717	$10,091
FFO Payout	62.4%	53.4%	130.8%	56.9%
Proforma FFO	6,515	$8,858	13,748	$17,724
Proforma FFO Payout	52.3%	53.4%	48.9%	56.9%

HARTMAN
THE POWER OF PROVEN RESULTS

Financial Forecast

(in thousands)

	Budgeted Q3 2021 (1)	Budgeted Q4 2021 (2)	FY 2021
Revenue	$22,823	$24,212	$93,654
Expense	$13,262	$14,372	$56,200
NOI	$9,561	$9,840	$37,454
Interest Expense	($2,652)	($2,651)	($9,800)
FFO	$6,909	$7,189	$27,654
Distributions (Paid)	($4,127)	($4,586)	($15,490)
Cashflow After Distribution	$2,782	$2,603	$12,164
Cashflow After Distribution YTD	$9,561	$12,164	
FFO Payout Ratio	60%	64%	56%
FFO Payout Ratio YTD	53%	56%	

(1) Q3 2021 distributions forecasted to be $0.45 per share (annual rate)
(2) Q4 2021 distributions forecasted to be $0.50 per share (annual rate)

HARTMAN
THE POWER OF PROVEN RESULTS

Distributions & Redemptions

Distribution Projections

—HARTMAN—
THE POWER OF PROVEN RESULTS

ESTIMATED EFFECTIVE ANNUAL DISTRIBUTION RATES TO BE PAID IN 2021 BASED ON FORECASTED FUTURE DISTRIBUTION RATES

Based on original program investment

ORIGINAL PROGRAM	Distribution yield at $0.70 per share PRIOR 2020	Distribution yield at $0.35 per share PRIOR 2021	Distribution yield at $0.40 per share CURRENT	Distribution yield at $0.45 per share ESTIMATED	Distribution yield at $0.50 per share ESTIMATED
Hartman XX	7.0%	3.5%	4.0%	4.5%	5.0%
Hartman XIX	8.7%	4.3%	5.0%	5.6%	6.2%
Hartman XVIII	6.7%	3.3%	3.8%	4.3%	4.8%
Hartman XVII	8.9%	4.5%	5.1%	5.7%	6.4%
Hartman XVI	8.9%	4.5%	5.1%	5.7%	6.4%

These are forecasts (estimates), and the Board of Directors has not yet approved these recommendations.
This table illustrates the effective distribution rates for 2021 for all programs merged into the Company.
Refer to the forward-looking statements notice at the beginning of the presentation.

Redemption Projections

The board of Directors for Hartman XX suspended the share redemption plan. Redemption requests for death and long-term care confinement received (and in good order) as of December 31, 2020, will be processed for payment as soon as funds become available.

	Q1-2021 Actual Paid	Q2-2021 Actual Paid	Q3-2021 Projected	Q4-2021 Projected
REDEMPTIONS	$252,000	$1,563,000	$1,200,000	$1,200,000

These are forecasts (estimates) are forward-looking statements and are subject to change as circumstances change.
Actual results may vary. *Refer to the forward-looking statements notice at the beginning of the presentation.*

Q&A Session

ALL LINES WILL REMAIN MUTED FOR THE DURATION OF THE CALL.
PLEASE USE THE CHAT FUNCTION TO ASK QUESTIONS.

Thank you for joining us!

HARTMAN
The Power of Proven Results